September 10, 2015

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Deferred Variable Annuity Account (811-04961)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's semiannual report for the period ending June 30, 2015 has been transmitted to contract owners accordingly.

We incorporate by reference the following semiannual reports for the underlying funds:

Filer/Entity: Deutsche Variable Series I
Registration No.: 811-04257
CIK No.: 0000764797
Fund:    Deutsche Capital Growth VIP - Class B
Deutsche CROCI® International VIP - Class B
Accession No.: 0000088053-15-000935
Date of Filing: 2015-08-24

Filer/Entity: Deutsche Variable Series II
Registration No.: 811-05002
CIK No.: 0000810573
Fund:    Deutsche Money Market VIP - Class A
Accession No.: 0000088053-15-000936
Date of Filing: 2015-08-24

Filer/Entity: Pioneer Variable Contracts Trust /MA/
Registration No.: 811-08786
CIK No.: 0000930709
Fund:    Pioneer Bond VCT Portfolio - Class I Shares
Pioneer Fund VCT Portfolio - Class I Shares
Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares
Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Accession No.: 0000276776-15-000091
Date of Filing: 2015-08-28

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Vice President and Associate
General Counsel

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the links below to view the regulatory documents for the portfolios in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance Company or by First Symetra National Life Insurance Company of New York.

As always, we are committed to providing you with quality products and services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PT or your registered representative.

Thomas M. Marra
President Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York

The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify us immediately. Thank you for your cooperation. Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra National Life Insurance Company of New York.

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RE:     Notice of Regulatory Documents and Request that You Update Your Email Address
Dear Valued Customer:
We have attempted to notify you by email that you have new regulatory documents available for viewing, but the email has been returned as undeliverable. The documents available are the Semi-Annual Reports for the portfolios in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance Company (“Symetra Life”) or by First Symetra National Life Insurance Company of New York (“First Symetra”):

You can view these regulatory documents on our website at www.symetra.com by completing the following instructions:

1.	Go to the Individuals & Families section:

•	Symetra Life Customers: www.symetra.com.

•	First Symetra Customers: www.symetra.com/newyork.

2.	From the Performance & Prospectus section, select your Symetra Life or First Symetra product and “Annual / Semi-Annual Reports”

3.	Select the portfolio from the “Select Fund” drop down list at the top of the page

4.	From the options at the top of the page, select Semi-Annual Report

5.	Repeat these steps for each portfolio.

If you wish to receive future regulatory documents by email, please go to www.symetra.com and select “LOG IN TO MY ACCOUNT” at the top of the screen. Once you have completed the LOG IN, select the Sign Up for Electronic Prospectus Delivery option and update your email address on the Electronic Document Delivery screen.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PDT or your registered representative.

Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York